        Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re hhgregg, Inc., et al Case No. 17-01302-11
 Debtors

"MONTHLY OPERATING REPORT
hhgregg, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS    Page

 Condensed Statement of Income    2
 Condensed Balance Sheet     3
 Condensed Statement of Cash Flows    4

SCHEDULES

 Schedule 1 - Total Disbursements    5
 Schedule 2 - Bank Reconciliations     6
 Schedule 3 - Total Disbursements to Retained Professionals   7
 Schedule 4 - Summary of Unpaid Post-Petition Debts   8
 Schedule 5 - Schedule of Federal, State, and Local Taxes
  Collected, Received, Due or Withheld    9
 Schedule 6 - Accounts Receivable Aging    10
 Schedule 7 -  Questionnaire 11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor    Date

Signature of Joint Debtor    Date

/s/ Kevin Kovacs    1/8/2018
Signature of Authorized Individual*    Date

Kevin Kovacs    CEO/CFO
Printed Name of Authorized Individual   Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

hhgregg, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

  For the Period of
  December 1, 2017 to
(In Thousands) December 31, 2017

Net Sales $ -
Cost of Goods Sold -
Gross Profit -

Operating Expenses:
Advertising Expense, Net -
Occupancy Costs -
Data Communications -
Repair and Maintenance -
Company Insurance (Non-Medical) -
Employee Benefits -
Wage Expense -
Employee Services -
Travel and Entertainment -
Bank Transaction Fees -
Professional Fees -
Stock Compensation Expense (Benefit), Net -
Gain/Loss on Early Extinguishment of Debt -
Depreciation and Amortization -
Administrative and Sales Expense -
Product Services Expense -
Bad Debts -

Total Operating Expenses -

Operating Income -

Interest Expense, net -
Other Income/(Expense) -

Income Before Taxes -

Income Tax Expense/(Benefit) -

Net Income $ -

hhgregg, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

  As of
(In Thousands) 12/31/2017

Assets
Cash $ -
Credit Card and Trade Accounts Receivable, Net -
Accounts Receivable, Other -
Merchandise Inventories -
Prepaid Expenses and Other Assets -
Income Taxes Receivable -
Total Current Assets -

Property and Equipment, Net -
Capitalized Financing Fees, Net -
Goodwill -
Trademarks, Net -
Other Assets, Net -

Total Assets -

Liabilities and Stockholders' Deficit
Accounts Payable -
Outstanding Customer Deposits, Credits, Refunds -
Unredeemed Gift Card Liability -
Other Accrued Expenses -
Deferred Tax Liability -
DIP Loans -

Total Current Liabilities -

Deferred Rent -
LT Deferred Compensation -
Other Long-term Liabilities -
Liabilities Subject to Compromise $ -

Total Liabilities -

    Preferred Stock -
Common Stock -
Retained Earnings / (Accumulated Deficit) -
Treasury Stock -
Additional Paid-in Capital -
Total Stockholders' Deficit -

Total Liabilities and Stockholders' Deficit $ -

hhgregg, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

 For the Period of
 December 1, 2017 to
(In Thousands) December 31, 2017
Cash flows from operating activities:
     Net cash provided by (used in) operating activities $ -

Cash flows from investing activities:
     Purchases of property and equipment -
     Proceeds from sale of property and equipment -
     Other -
     Net cash used in investing activities -

Cash flows from financing activities:
     Net Borrowings (Repayments)  on Line of Credit -
 -

Increase/(decrease) in cash and cash equivalents -

Cash and cash equivalents at beginning of period -

Cash and cash equivalents at end of period $ -

hhgregg, Inc. et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

Legal Entity  Case Number   Disbursements
hhgregg, Inc.  17-01302-11  -

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct Account Name Bank Acct # Debtor Description
Bank Balance Ledger Balance As of Date Reconciled
NOTE:  No bank accounts are held by hhgregg, Inc.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

Retained Professionals  Approved Amounts (1)  Disbursements
MORGAN, LEWIS & BOCKIUS LLP Legal Services  1,457   -
STIFEL, NICOLAUS & COMPANY INC Bankruptcy Services  -   -
BERKELEY RESEARCH GROUP LLC Bankruptcy Services  2,415   -
DONLIN, RECANO & COMPANY INC Bankruptcy Services  -   -
ICE MILLER LLP Legal Services  1,256
BINGHAM GREENBAUM DOLL LLP Bankruptcy Services  118
MALFITANO PARTNERS Bankruptcy Services  66   -
COOLEY LLP Bankruptcy Services  1,657   -
PROVINCE, INC. Bankruptcy Services  495   -
DLA PIPER LLP US Bankruptcy Services  -   -
FAEGRE BAKER DANIELS LLP Bankruptcy Services  -
HILCO REAL ESTATE, LLC Bankruptcy Services  377  -

Total $ 7,842   $ -

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through November 2017.

hhgregg, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 12/31/2017

(In Thousands)
hhgregg, Inc. (17-01302-11)
   Number of Days Past Due
 Current  0-30 31-60 61-90 Over 90 Total
Accounts Payable -   - -   -  - -
Wages Payable -   - -   -  - -
Taxes Payable -   - -   -  - -
Rent/Leases-Building -   - -   -  - -
Utilities Payable -   - -   -  - -
Insurance Reserves -   - -   -  - -
Secured Debt/Adequate Protection Payments -   - -   -  - -
Professional Fees -   - -   -  - -
Amounts Due to Insiders -   - -   -  - -
Outstanding Customer Deposits, Credits, Refunds -   - -   -  - -
Unredeemed Gift Card Liability -   - -   -  - -
Deferred Rent -   - -   -  - -
LT Deferred Compensation -   - -   -  - -
Other -   - -   -  - -
Total Post-Petition Debts -   - -   -  - -

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received,
Due or Witheld (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

Beginning Tax Liability Amount Withheld or Accrued  Amount Paid  Date Paid  Check No. or EFT  Ending Tax Liability
Federal
Withholding -  -  -    -
FICA - Employee -  -  -    -
FICA - Employer -  -  -    -
Unemployment -  -  -    -
Income -  -  -    -
Total Federal Taxes -  -  -    -

State and Local
Withholding -  -  -    -
Sales and Use -  -  -    -
Excise -  -  -   -
Unemployment -  -  -    -
Real Property -  -  -    -
Personal Property -  -  -    -
Other -  -  -    -
Total State and Local -  -  -    -

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of December 31, 2017

Accounts Receivable Reconciliation Credit Card Receivables Trade Accounts Receivable Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period $ - $ - $ -
+ Amounts billed during the period  -  -   $ -
- Amounts collected during the period  -  -   $ -
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding) - - $ -
Total Accounts Receivable at the end of the reporting period  $ -  $ -   $ -

As of December 31, 2017

Accounts Receivable Aging

Less than  90  -  -   $ -
91+  -  -   $ -
Total Accounts Receivable  -  -   $ -
Amount Considered Uncollectible  -  -   $ -
Accounts Receivable, Net  $ -  $ -   $ -

NOTES

hhgregg, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

      Yes No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?
If yes, provide an explanation below.  X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation below.  X
3.  Have all post-petition tax returns been filed timely?
If no, provide an explanation below. X
4.  Are workers compensation, general liability, and other necessary insurance coverages in effect?  If no, provide an explanation below. X
5.  Has any bank account been opened during the reporting period?
If yes, provide documentation identifying the opened account(s).  If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.  X
Account Name Purpose Business Acct Number Bank Name Date